John Hancock California Tax-Free Income Fund

Supplement dated 8-6-2009 to the current Statement of Additional Information

Under the “SPECIAL RISKS” section, the “Recent Developments regarding California Finances” subsection is supplemented as follows:

Due to recent events, California’s economic base has deteriorated, resulting in a severe financial crisis.  California has experienced lower tax revenues because of declining real estate values and corporate and personal income.  The national recession and ongoing volatility in the financial markets exacerbate these problems.  Contrary to initial projections, a budget deficit is expected for the 2009-10 fiscal year.  If the State’s economy continues to weaken, the current budget imbalance could continue to grow.

California’s current economic problems heighten the risk of investing in bonds issued by the state and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default.  During the first six months of 2009, Standard & Poor’s, Moody’s and Fitch have downgraded California’s debt.  There is a heightened risk that there could be an interruption in payments to bondholders in some cases.  This possibility, along with the risk of further downgrades of the state’s (general obligation) GO debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s share price or distributions paid by the Fund.

This is a summary of certain factors affecting the state’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject.  The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the state and its various political subdivisions and agencies.  While the Fund’s subadviser attempts to mitigate risk by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers in to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity.  We are also unable to predict what impact these factors may have on the Fund’s share price or distributions.